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                                                                    Exhibit 23.1


                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 23, 1998, except
Note 12, as to which the date is March 30, 1999, in the Registration Statement on (Form S-1) and related Prospectus of ESPS, Inc. dated March 31, 1999.


                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 31, 1999